SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 10, 2018

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SITESTAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1518 Willow Lawn Drive
Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(434) 382-7366

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Explanatory Note:

This Amendment No. 1 on Form 8-K/A (the “Amended Form 8-K”) supplements information originally provided in the Current Report on Form 8-K of Sitestar Corporation (the “Company”) filed with the Securities and Exchange Commission on January 17, 2018 (the “Original Filing”).

Under Item 2.01 in the Original Filing, the Company reported, among other things, that its wholly-owned subsidiary, Mt Melrose, LLC, had appointed Jeffrey I. Moore to serve as the subsidiary’s President.

The sole purpose of this Amended Form 8-K is to report information pursuant to Item 5.02 concerning the compensatory arrangements of Mr. Moore made in connection with his appointment to serve as President of Mt Melrose, LLC, which such information was omitted from the Original Filing.

Except with respect to reporting the herein described compensatory arrangements of Mr. Moore, this Amended Form 8-K does not modify or update any other disclosure or information contained in the Original Filing.  This Amended Form 8-K speaks as of the original filing date of the Original Filing and should be read in conjunction with the Original Filing.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Compensatory Arrangements of Certain Officers:

As previously reported under Item 2.01 in the Current Report on Form 8-K of Sitestar Corporation (the “Company”) filed on January 17, 2018 with the Securities and Exchange Commission, on January 10, 2018, Mt Melrose, LLC, a Delaware limited liability company subsidiary wholly owned by the Company (“Purchaser”), consistent with the terms of that certain previously-reported Master Real Estate Asset Purchase Agreement dated December 10, 2017 (the “Purchase Agreement”) between the Company and Mt. Melrose, LLC, a Kentucky limited liability company (“Seller”), completed a first acquisition from Seller of certain residential and other income-producing real properties located in Lexington, Kentucky pursuant to the Purchase Agreement.

As also previously reported, (i) Seller is owned by Jeffrey I. Moore (“Mr. Moore”), Chairman of the Board of the Company, and (ii) in connection with the Company’s organization of Purchaser and the previously-reported first closing under the Purchase Agreement, Purchaser appointed Mr. Moore to serve as its President.

On January 10, 2018, Purchaser entered into a certain executive employment agreement with Mr. Moore (the “Moore Employment Agreement”). The term of the Moore Employment Agreement commenced as of January 10, 2018 and continues indefinitely until the Moore Employment Agreement is terminated by Purchaser or Mr. Moore pursuant to its terms.

During the term of the employment arrangement, Mr. Moore will serve as Purchaser’s President, and will report to the Company’s Chief Executive Officer and the Company’s Board of Directors.

Mr. Moore will not receive any base salary; however, Mr. Moore will be eligible to receive an annual performance bonus from Purchaser upon meeting certain requirements described below and to participate in employee benefit plans as Purchaser may maintain from time to time.

Pursuant to the Moore Employment Agreement, Mr. Moore will be eligible to receive an annual performance bonus, in cash, based on the growth in book value of Purchaser on an after tax basis during each calendar year, subject to a “high water mark” equal to the highest year end book value during the term of the employment arrangement. The amount of the annual bonus will equal 20% of the amount by which the book value of Purchaser at December 31 of a given calendar year exceeds the book value of Purchaser at December 31 of the immediately preceding year, but reduced to the extent that the book value of Purchaser is below the “high water mark.”  Increases in the Purchaser’s book value from capital raises are excluded from the bonus calculation. Mr. Moore must be employed by Purchaser as of December 31 of a given calendar year in order to earn and be eligible to receive any annual bonus in respect of such year. If Mr. Moore’s employment with Purchaser terminates as a result of a termination for cause by Purchaser or Mr. Moore’s resignation, then Mr. Moore will forfeit any earned but unpaid annual bonus.

Pursuant to the Moore Employment Agreement, Purchaser may terminate Mr. Moore’s employment for “cause” upon Purchaser’s determination that Mr. Moore has committed certain acts enumerated in the Moore Employment Agreement. Purchaser otherwise may terminate Mr. Moore’s employment, and Mr. Moore may resign and terminate his employment, at any time for any reason or for no reason upon thirty (30) business days’ prior written notice.

In the event that Mr. Moore’s employment with Purchaser terminates as a result of his death or disability, Mr. Moore will be entitled to payment of any previously earned but yet unpaid annual bonus, any amounts accrued or payable under any employee benefit plans and any unreimbursed business expenses. In the event that Mr. Moore’s employment terminates as a result of a termination for cause by Purchaser or Mr. Moore’s resignation, Mr. Moore will be entitled only to payment of any unreimbursed business expenses. In the event that Mr. Moore’s employment terminates as a result of a termination by Purchaser without cause, Mr. Moore will be entitled to payment of any previously earned but yet unpaid annual bonus, any amounts accrued or payable under any employee benefit plans and any unreimbursed business expenses, and Mr. Moore also will be entitled to exercise the right of first refusal described below.

Pursuant to the Moore Employment Agreement, in the event that either (i) Mr. Moore’s employment terminates as a result of a termination by Purchaser without cause and Mr. Moore has not yet reached the age of 65, or (ii) the Company experiences a change of control (as defined in the Moore Employment Agreement) while Mr. Moore is employed as President of Purchaser, then Mr. Moore may exercise a right of first refusal to purchase from the Company all of its membership interests in Purchaser for a cash purchase price equal to the fair market value of Purchaser as of such time, as determined by an independent valuation firm.

The description of the Moore Employment Agreement above is a summary of certain of its material terms, does not purport to be complete and is qualified in its entirety by reference to the Moore Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description
10.1	Executive Employment Agreement dated January 10, 2018 by and between Mt Melrose, LLC and Jeffrey I. Moore

Sitestar Corporation

Exhibit Index

Exhibit No.	Exhibit Description
10.1	Executive Employment Agreement dated January 10, 2018 by and between Mt Melrose, LLC and Jeffrey I. Moore

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2018		SITESTAR CORPORATION

	By:	/s/ Steven L. Kiel
Steven L. Kiel
President & CEO